UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 18, 2017, the current employment agreements by and between Akoustis Technologies, Inc. (the “Company”) and each of David M. Aichele, the Company’s Vice President of Business Development, and Mark D. Boomgarden, the Company’s Vice President of Operations (each an “Executive”), will expire on June 15, 2017. Effective June 16, 2017, each Executive will continue in his current position with the Company pursuant to the terms of his respective offer letter. The offer letters provide that each Executive will receive an annual base salary of $141,080; will be eligible to receive a cash bonus of up to 50% of his respective base salary if certain operational, financial, or other milestones are met; and will also be eligible to participate in any other bonus or incentive program established by the Company for its senior executives, including the Company’s 2016 Stock Incentive Plan. Each Executive’s offer letter also includes a 12-month non-solicitation period with respect to the Company’s customers and employees and provides that the Executive’s employment with the Company shall be “at will.”

The foregoing description of the offer letters is qualified in its entirety by reference to each Executive’s offer letter. Copies of Mr. Aichele’s offer letter, executed May 26, 2017, and Mr. Boomgarden’s offer letter, executed May 27, 2017, are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Offer Letter from Akoustis Technologies, Inc. to David M. Aichele
10.2	Offer Letter from Akoustis Technologies, Inc. to Mark D. Boomgarden

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Shealy
	Name:	Jeffrey B. Shealy
	Title:	Chief Executive Officer

Date:  May 30, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter from Akoustis Technologies, Inc. to David M. Aichele
10.2	Offer Letter from Akoustis Technologies, Inc. to Mark D. Boomgarden